UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2021

VONAGE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-32887	11-3547680
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23 Main Street Holmdel, NJ	07733
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 528-2600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001	VG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2021, the Compensation Committee (the “Committee”) of the Board of Directors of Vonage Holdings Corp., a Delaware corporation (the “Company”), approved certain actions in order to mitigate adverse tax consequences to both the Company and certain named executive officers of the Company under Sections 280G and 4999 of the Internal Revenue Code that could arise in connection with the merger transaction (the “Merger”) contemplated by the Agreement and Plan of Merger, dated November 22, 2021, by and among the Company, Telefonaktiebolaget LM Ericsson (publ), an entity organized and existing under the Laws of Sweden (“Parent”), and Ericsson Muon Holding Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the “Merger Agreement”). Specifically, the Committee approved (i) the payment, on or prior to December 31, 2021, of annual cash bonuses for calendar year 2021 that otherwise would be payable in 2022 and (ii) the settlement (in whole or in part), on or prior to December 31, 2021, of certain restricted stock unit awards and performance stock unit awards that otherwise would have settled shortly following their future vesting dates, for shares of Company restricted stock with the same vesting terms as such restricted stock unit awards and performance stock unit awards. The named executive officers entered into agreements with the Company providing for the actions described herein, including the potential forfeiture and clawback described below. The named executive officers have made elections under Section 83(b) of the Internal Revenue Code with respect to such shares of Company restricted stock.

The Committee approved the following for each named executive officer:

•

For Rory Read, an accelerated bonus payment in the amount of $1,221,875 and the settlement of 298,056 restricted stock units with 180,770 shares of restricted stock (after payment of applicable withholding taxes).

•

For Rodolpho Cardenuto, an accelerated bonus payment in the amount of $575,000 and the settlement of 50,485 restricted stock units and 319,163 performance stock units with 180,569 shares of restricted stock (after payment of applicable withholding taxes).

If a named executive officer’s service terminates under circumstances that would otherwise have resulted in the forfeiture of all or any portion of a restricted stock unit award or performance stock unit award, any restricted stock issued in respect of such award will be forfeited and any shares withheld by the Company for the satisfaction of withholding taxes (or cash equal to the fair market value of such shares) will be subject to recovery by the Company. With respect to any performance stock units, if at the end of the applicable performance period, actual performance is less than the assumed level of performance, the applicable number of shares of restricted stock will be forfeited and any shares withheld by the Company for the satisfaction of withholding taxes will be subject to recovery by the Company, and if actual performance is greater than the assumed level of performance, the named executive officer will be issued additional shares of restricted stock. Notwithstanding the foregoing, upon the occurrence of the closing date under the Merger Agreement, the applicable performance periods will end and any relevant calculations will be made as of the closing date.

Certain other executive officers have also entered into agreements with the Company providing for the actions described above.

The restricted stock issued in settlement of the awards will generally be treated in the same manner as restricted stock units and performance stock units are treated under the terms of the Merger Agreement.

Additional Information and Where to Find It

In connection with the proposed merger, the Company has filed and intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY AMENDMENTS THERETO IN THEIR ENTIRETY WHEN FILED WITH THE SEC, AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH

THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or upon request by contacting the Company, Investor Relations, via email at ir@vonage.com. The Company’s filings with the SEC are also available on the Company’s website at https://ir.vonage.com/.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 26, 2021 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on February 19, 2021. To the extent that such individual’s holdings of the Company’s common stock have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed merger, by security holdings or otherwise, is set forth in the preliminary proxy statement filed with SEC on December 20, 2021 in connection with the proposed merger.

Forward-Looking Statements

This communication contains forward-looking statements, including statements regarding the effects of the proposed acquisition of the Company by Ericsson, that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. In addition, other statements in this communication that are not historical facts or information may be forward-looking statements. The forward-looking statements in this communication are based on information available at the time the statements are made and/or management’s belief as of that time with respect to future events and involve risks and uncertainties that could cause actual results and outcomes to be materially different. Important factors that could cause such differences include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; the impact of the COVID-19 pandemic; the competition we face; the expansion of competition in the cloud communications market; risks related to the acquisition or integration of businesses we have acquired; our ability to adapt to rapid changes in the cloud communications market; the nascent state of the cloud communications for business market; our ability to retain customers and attract new customers cost-effectively; developing and maintaining market awareness and a strong brand; developing and maintaining effective distribution channels; security breaches and other compromises of information security; risks associated with sales of our services to medium-sized and enterprise customers; our reliance on third-party hardware and software; our dependence on third-party vendors; system disruptions or flaws in our technology and systems; our ability to comply with data privacy and related regulatory matters; our ability to scale our business and grow efficiently; the impact of fluctuations in economic conditions, particularly on our small and medium business customers; the effects of significant foreign currency fluctuations; our ability to obtain or maintain relevant intellectual property licenses or to protect our trademarks and internally developed software; fraudulent use of our name or services; restrictions in our debt agreements that may limit our operating flexibility; our ability to obtain additional financing if required; retaining senior executives and other key employees; intellectual property and other litigation that have been and may be brought against us; rapid developments in global API regulation and uncertainties relating to regulation of VoIP services; risks associated with legislative, regulatory or judicial actions regarding our business products; reliance on third parties for our 911 services; liability under anti-corruption laws or from governmental export controls or economic sanctions; actions of activist shareholders; risks associated with the taxation of our business; governmental regulation and taxes in our international operations; our history of net losses and ability to achieve consistent profitability in the future; our ability to fully realize the benefits of our net operating loss carry-forwards if an ownership change occurs; risks associated with the settlement and conditional conversion of our Convertible Senior Notes; potential effects the capped call transactions may have on our stock in connection with our Convertible Senior Notes; certain provisions of our charter documents;

and other factors that are set forth in the “Risk Factors” in our Annual Report on Form 10-K and in the Company’s Quarterly Reports on Form 10-Q filed with the SEC. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law, and therefore, you should not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to today.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 3, 2022		VONAGE HOLDINGS CORP.

	By:	/s/ Randy K. Rutherford
Randy K. Rutherford
Chief Legal Officer

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